Exhibit 99.1

Diamondback Energy, Inc. Announces Conditional Tender Offers and Consent Solicitations for Its 5.375% Senior Notes due 2025 and QEP Resources, Inc.’s 5.375% Senior Notes due 2022, 5.250% Senior Notes due 2023 and 5.625% Senior Notes due 2026
MIDLAND, Texas, March 4, 2021 (GLOBE NEWSWIRE) – Diamondback Energy, Inc. (NASDAQ:FANG) (“Diamondback” or the “Company”) today announced that, in connection with the pending all-stock acquisition of QEP Resources, Inc. (“QEP”), it has commenced (i) a cash tender offer (the “Diamondback Tender Offer”) to purchase any and all of Diamondback’s outstanding 5.375% Senior Notes due 2025 (the “2025 Notes”) and (ii) cash tender offers (the “QEP Tender Offers” and, together with the Diamondback Tender Offer, the “Tender Offers”) to purchase any and all of QEP’s outstanding 5.375% Senior Notes due 2022 (the “2022 Notes”), 5.250% Senior Notes due 2023 (the “2023 Notes”) and 5.625% Senior Notes due 2026 (the “2026 Notes” and, together with the 2022 Notes and the 2023 Notes, the “QEP Notes” and, the QEP Notes together with the 2025 Notes, the “Notes”) from holders of each series of the Notes. In connection with the Tender Offers, Diamondback is also soliciting consents from holders of each series of the Notes (collectively, the “Consent Solicitations”) to effect certain amendments to the indentures governing each series of the Notes (collectively, the “Indentures”). The terms and conditions of the Diamondback Tender Offer and related Consent Solicitation are described in the Offer to Purchase for Cash and Consent Solicitation Statement, dated March 4, 2021 (the “Diamondback Offer to Purchase”). The terms and conditions of the QEP Tender Offers and Consent Solicitation are described in the Offer to Purchase for Cash and Consent Solicitation Statement, dated March 4, 2021 (the “QEP Offer to Purchase” and, together with the Diamondback Offer to Purchase, the “Offers to Purchase”).
The following table summarizes the pricing terms of the Tender Offers and Consent Solicitations:

			Payment per $1,000 Principal Amount of Notes
Title of Securities	CUSIP Number	Aggregate Principal Amount Outstanding	Tender Offer Consideration(1)	Early Tender Premium(2)	Total Consideration(1)(2)
Diamondback 5.375% Senior Notes due 2025	25278XAH2/ US25278XAH26	$800,000,000	$1,003.75	$30	$1,033.75
QEP 5.375% Senior Notes due 2022	74733VAB6/ US74733VAB62	$465,061,000	$1,028.75	$30	$1,058.75
QEP 5.250% Senior Notes due 2023	74733VAC4/ US74733VAC46	$636,840,000	$1,047.50	$30	$1,077.50
QEP 5.625% Senior Notes due 2026	74733VAD2/ US74733VAD29	$500,000,000	$1,122.50	$30	$1,152.50

(1) Excludes accrued and unpaid interest from the last interest payment date to, but not including, the applicable Settlement Date, which will also be paid on accepted Notes up to but not including the applicable Settlement Date.
(2) The applicable Total Consideration includes the Early Tender Premium for related Notes tendered (and not validly withdrawn) at or prior to the Early Tender Date.

Each of the Tender Offers and Consent Solicitations will expire at 11:59 p.m., New York City time, on March 31, 2021, unless extended or earlier terminated (the “Expiration Date”). The consideration for each $1,000 principal amount of Notes validly tendered and not withdrawn at or prior to 5:00 p.m., New York City time, on March 17, 2021, unless extended (the “Early Tender Date”), and accepted for purchase pursuant to the Tender Offers will be the applicable Total Consideration set forth in the table above, which includes the Early Tender Premium. The consideration for each $1,000 principal amount of each series of Notes validly tendered after the Early Tender Date and at or prior to the Expiration Date and accepted for purchase pursuant to the Tender Offers will be the applicable Tender Offer Consideration set forth in the table above, which consists of the Total Consideration less the Early Tender Premium set forth in the table above. Holders of each series of Notes tendered after the Early Tender Date will not be eligible to receive the related Early Tender Premium. No additional consideration is payable for a consent in either of the Consent Solicitations but the Tender Offer Consideration for each series of Notes also constitutes consideration for the related consent.

The Tender Offers and the Consent Solicitations are being made in connection with, and are expressly conditioned upon the closing of, the acquisition of QEP by Diamondback pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among QEP, Diamondback and Bohemia Merger Sub, Inc., a direct, wholly-owned subsidiary of Diamondback (“Merger Sub”), dated as of December 20, 2020 (the “Merger”). The Merger is expected to close shortly after the QEP stockholder meeting to approve the Merger, which is scheduled for March 16, 2021, subject to satisfaction of the conditions specified in the Merger Agreement. Following completion of the Merger, QEP will be a direct, wholly-owned subsidiary of Diamondback. The Tender Offers and Consent Solicitations are also subject to the condition that Diamondback shall have completed one or more investment grade public debt financing transactions, on terms and conditions acceptable to Diamondback in its sole discretion, that, together with not more than $500,000,000 of available cash and availability under Diamondback’s credit facility, is sufficient to fund the purchase of all Notes tendered pursuant to the Tender Offers (the “Financing Condition”), as well as other customary conditions specified in the Offers to Purchase. In addition, the QEP Tender Offers are also subject to the condition that Diamondback receives consents to the proposed amendments to the applicable Indentures from at least a majority in aggregate principal amount of the QEP Notes, acting as one class, excluding any QEP Notes owned by QEP or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with QEP. Notes validly tendered (and not validly withdrawn) prior to the Early Tender Date, provided that all conditions to the Tender Offers have been satisfied or waived by Diamondback, may be accepted for purchase on any date following the Early Tender Date but prior to the Expiration Date (the “Early Acceptance Date”). We expect that the Early Acceptance Date will be March 23, 2021 (such date is subject to change without notice). Notes accepted on the Early Acceptance Date may be settled on the business day we choose promptly thereafter (the “Initial Settlement Date”). We expect that the Initial Settlement Date will be March 24, 2021 (such date is also subject to change without notice). The “Final Settlement Date” with respect to the Tender Offers is the date that we settle all Notes accepted for purchase pursuant to the Tender Offers and not previously settled on the Initial Settlement Date, if any, and we expect such date to be on or about April 2, 2021, the second succeeding business day after the Expiration Date. Each of the Initial Settlement Date and the Final Settlement Date is referred to as a “Settlement Date.” No tenders will be valid if submitted after the Expiration Date.
Notes tendered and consents delivered may be withdrawn or revoked at any time prior to 5:00 p.m., New York City time, on March 17, 2021 (with respect to each series of Notes, the “Withdrawal Date”). Holders of Notes who tender their Notes and deliver their consents after the Withdrawal Date, but at or prior to the Expiration Date, may not withdraw their tendered Notes and related delivered consents. Holders of Notes who validly tender their Notes will be deemed to have validly delivered the related consents. Holders of Notes may not tender Notes without delivering the related consents.
Diamondback reserves the absolute right, subject to applicable law, to: (i) waive any or all conditions to the Tender Offers; (ii) extend, terminate or withdraw the Tender Offers; or (iii) otherwise amend the Tender Offers in any respect. Diamondback intends to use a portion of the net proceeds of one or more offerings of debt or equity securities, borrowings under our revolving credit facility, and cash on hand, as necessary, to fund the aggregate consideration for all Notes validly tendered (and not validly withdrawn) pursuant to the Tender Offers and accepted for purchase, and to pay all fees and expenses incurred in connection with the Tender Offers and Consent Solicitations.
Goldman Sachs & Co. LLC, Morgan Stanley and Wells Fargo Securities have been retained as dealer managers and solicitation agents. D.F. King & Co., Inc. has been retained to serve as both the tender agent and the information agent. Persons with questions regarding the Tender Offers and the Consent Solicitations should contact Goldman Sachs & Co. LLC at(212) 902-5962 (collect) or (800) 828-3182 (U.S. toll-free), Morgan Stanley at (212) 761-1057 (collect) or (800) 624-1808 (U.S. toll-free) and Wells Fargo Securities at (704) 410-4756 (collect) or (866) 309-6316 (U.S. toll-free) . Copies of the Offers to Purchase and other related materials may be obtained by contacting D.F. King & Co., Inc. at 1 (866) 796-1292 (US toll-free) or 1 (212) 269-5550 (collect) or email: diamondback@dfking.com.
None of Diamondback or its affiliates, its board of directors, QEP, the dealer managers, the tender agent and the information agent or the trustee for the Notes makes any recommendation as to whether holders of the Notes should tender or refrain from tendering the Notes.
About Diamondback Energy, Inc.
Diamondback is an independent oil and natural gas company headquartered in Midland, Texas focused on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves primarily in the Permian Basin in West Texas.

Cautionary Statement Regarding Forward Looking Statements
This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1955 and other federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” could,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Diamondback’s and QEP’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the Consent Solicitations, the Tender Offers, any future debt financing transactions, the benefits of the proposed Merger, including future financial and operating results, Diamondback’s and QEP’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transactions, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected financial information (including projected cash flow and liquidity), business strategy, other plans and objectives for future operations or any future opportunities. These statements are not guarantees of future performance and no assurances can be given that the forward-looking statements contained in this press release will occur as projected. Actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.
The risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements include, without limitation, the ability to complete one or more investment grade public debt financing transactions; the ability to obtain the approval of the merger by QEP stockholders; the risk that Diamondback and QEP may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that an event, change or other circumstances could give rise to the termination of the merger agreement; the risk that a condition to closing of the transactions may not be satisfied; the timing to consummate the proposed transactions; the risk that the assets and the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transactions could have adverse effects on the market price of Diamondback’s common stock or QEP’s common stock; the risk of litigation related to the proposed transactions; the risk of any unexpected costs or expenses resulting from the proposed transactions; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time from ongoing business operations due to transaction-related issues; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals and other risks inherent in Diamondback’s and QEP’s businesses; public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; the potential disruption or interruption of Diamondback’s and QEP’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Diamondback’s or QEP’s control; the risk that the announcement or consummation of the merger, or any other intervening event results in a requirement under certain of QEP’s indebtedness to make a change of control offer with respect to some or all of such debt; and Diamondback’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this press release could also have material adverse effects on forward looking statements.
All such factors are difficult to predict and are beyond Diamondback’s or QEP’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.diamondbackenergy.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, and those detailed in QEP’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on QEP’s website at https://www.qepres.com/ and on the SEC’s website at http://www.sec.gov.
Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither Diamondback nor QEP undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Information for Investors and Stockholders; Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. In connection with the Merger, the Company filed previously with the SEC a registration statement on Form S-4, as amended, which was declared effective by the SEC on February 10, 2021 (the “Registration Statement”). The Registration Statement includes a proxy statement of QEP that also constitutes a prospectus of the Company. Each of the Company and QEP have filed and may continue to file other relevant documents with the SEC regarding the Merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. A definitive proxy statement of QEP was mailed to stockholders of QEP on or about February 10, 2021.
INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND QEP ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN, AND MAY IN THE FUTURE BE, FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.
Investors and security holders will be able to obtain free copies of these documents and other documents containing important information about the Company and QEP, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at https://www.diamondbackenergy.com/home/default.aspx under the tab “Investors” and then under the heading “Financial Information.” Copies of the documents filed with the SEC by QEP are available free of charge on QEP’s website at https://www.qepres.com under the tab “Investors” and then under the heading “Financial Information.”
No Offer or Solicitation
This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes or to buy or sell any other securities, or a solicitation of any vote or approval. The Tender Offers and Consent Solicitations are made only through the Offers to Purchase. The Tender Offers and Consent Solicitations are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky and other laws of such jurisdiction. In any jurisdiction in which the Tender Offers and Consent Solicitations are required to be made by a licensed broker or dealer, the Tender Offers and Consent Solicitations will be deemed to be made on behalf of Diamondback by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation
The Company, QEP and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of the Company is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 24, 2020, and information regarding the directors and executive officers of QEP is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 2, 2020.
Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Rule 424(b)(3) prospectus filed with the SEC on February 10, 2021. Investors should read the prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Company or QEP using the sources indicated above.

Investor Contact:
Adam Lawlis
+1 432.221.7467
alawlis@diamondbackenergy.com
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